                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection  with the Annual  Report on Form 10-K of United Trust Group,  Inc.
(the  "Company")  for the period  ended  December  31,  2003,  as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Jesse T.
Correll,  Chairman  of the Board and Chief  Executive  Officer  of the  Company,
certify  pursuant  to 18 U.S.C. § 1350,  as  adopted  pursuant  to § 906 of the
Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company

                                               By:   /s/Jesse T. Corell
                                                     Jesse T. Correll
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Date: March 24, 2004